POWER OF ATTORNEY
                         -----------------



     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Kevin A. Bousquette and Thomas F. Gannalo and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf as a Director of the Company, the Company's Annual Report on Form
10-K for the year ended December 31, 1993, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 2nd day of March, 1994.



                                   /S/
                                   ___________________________

                                   Viscount Blakenham

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Kevin A. Bousquette and Thomas F. Gannalo and each of them, with full power of substitution, as her true and lawful attorney and agent to execute in her name and on her behalf as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed her signature this 28th day of March, 1994.



                                   /S/
                                   ___________________________
                                   Diana D. Brooks

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a Director of Sotheby's Holdings, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Kevin A. Bousquette and Thomas F. Gannalo and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf as a Director of the Company, the Company's Annual Report on Form 10-K for the
year ended December 31, 1993, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of February, 1994.



                                   /S/
                                   ___________________________
                                   Lord Camoys

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a  Director of Sotheby's Holdings,  Inc., a
Michigan corporation (the "Company"),  does   hereby  constitute
and  appoint   Kevin  A.  Bousquette and Thomas F. Gannalo and
each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, to be filed with the Securities and Exchange
Commission   (the  "Commission")  pursuant to the Securities Exchange
Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of March, 1994.



                                   /S/
                                   ___________________________
                                   Walter J.P. Curley

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a  Director of Sotheby's Holdings,  Inc., a
Michigan corporation (the "Company"),  does   hereby  constitute
and  appoint   Kevin  A. Bousquette and Thomas F. Gannalo and
each  of them, with  full power of substitution,  as his true and lawful attorney and agent to execute in  his name and on his behalf as  a Director of the Company, the Company's Annual Report on Form
10-K  for the  year  ended December  31,  1993, and  any and  all
amendments thereto, to be filed with the  Securities   and  Exchange
Commission   (the  "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 1st day of March, 1994.



                                   /S/
                                   ___________________________
                                   Max M. Fisher

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a  Director of Sotheby's Holdings,  Inc., a
Michigan corporation (the "Company"),  does   hereby  constitute
and  appoint   Kevin  A. Bousquette and Thomas F. Gannalo and
each  of them, with  full power of substitution,  as his true and lawful attorney and agent to execute in  his name and on his behalf as  a Director of the Company, the Company's Annual Report on Form
10-K  for the  year  ended December  31,  1993, and  any and  all
amendments thereto, to be filed with the  Securities   and  Exchange
Commission   (the  "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 25th day of February, 1994.



                                   /S/
                                   _______________________________
                                   The Rt. Hon The Earl of Gowrie

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a  Director of Sotheby's Holdings,  Inc., a
Michigan corporation (the "Company"),  does   hereby  constitute   and
appoint   Kevin  A. Bousquette and Thomas F. Gannalo and each  of them, with  full power of substitution,  as his true and lawful attorney and agent to execute in his name and on his behalf as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 1993, and any and all amendments thereto, to be filed with
the  Securities   and  Exchange  Commission   (the  "Commission")
pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of March, 1994.



                                   /S/
                                   ___________________________
                                   A. Alfred Taubman

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a  Director of Sotheby's Holdings,  Inc., a
Michigan corporation (the "Company"),  does   hereby  constitute
and  appoint   Kevin  A. Bousquette and Thomas F. Gannalo and
each  of them, with  full power of substitution,  as his true and lawful attorney and agent to execute in  his name and on his behalf as  a Director of the Company, the Company's Annual Report on Form
10-K  for the  year  ended December  31,  1993, and  any and  all
amendments thereto, to be filed with the  Securities   and  Exchange
Commission   (the  "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 22nd day of February, 1994.



                                   /S/
                                   ___________________________
                                   R. Julian de la M. Thompson

                         POWER OF ATTORNEY
                         -----------------



     The undersigned, a  Director of Sotheby's Holdings,  Inc., a
Michigan corporation (the "Company"),  does   hereby  constitute
and  appoint   Kevin  A. Bousquette and Thomas F. Gannalo and
each  of them, with  full power of substitution,  as his true and lawful attorney and agent to execute in  his name and on his behalf as  a Director of the Company, the Company's Annual Report on Form
10-K  for the  year  ended December  31,  1993, and  any and  all
amendments thereto, to be filed with the  Securities   and  Exchange
Commission   (the  "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments which such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the Commission in respect thereof and the securities or "Blue Sky" laws of any State or other governmental subdivision; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.


     IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 28th day of March, 1994.



                                   /S/
                                   ___________________________
                                   Leslie H. Wexner